UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MEGALITH FINANCIAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

To the Stockholders of Megalith Financial Acquisition Corp.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Megalith Financial Acquisition Corp., which we refer to as “we”, “us”, “our”, “Megalith” or the “Company”, to be held at 11:30 a.m. Eastern Time on November 24, 2020. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/megalithfinancial/sm2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus (COVID-19). The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting in person online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated November 9, 2020, and is first being mailed to stockholders of the Company on or about November 10, 2020. The purpose of the Special Meeting is solely to consider and vote upon the following proposals:

•        a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from November 30, 2020, to March 1, 2021 (such date or later date, as applicable, the “Extended Date”) by further amending the Company’s amended and restated certificate of incorporation (the “charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”);

•        a proposal to further amend the Investment Management Trust Agreement, dated August 23, 2018, as amended, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer& Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) must be liquidated if the Company has not completed an initial business combination by November 30, 2020, to March 1, 2021 by further amending the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment Proposal”); and

•        a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal and the Trust Amendment Proposal, the “Proposals”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal is to allow the Company more time to complete its initial business combination. Our charter and the Trust Agreement provide that we have until November 30, 2020 to complete a business combination. While we have entered into an Agreement and Plan of Merger, dated August 6, 2020 (the “Original Agreement”), by and among Megalith, BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”), and MFAC Merger Sub Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Megalith (“Merger Sub”), as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated November 2, 2020 (the “First Amendment,” and together with the Original Agreement, the “Merger Agreement”), by and among Megalith, Merger Sub, BankMobile, Customers Bank and Customers Bancorp, Inc., pursuant to which BankMobile will merge with and into Merger Sub, with Merger Sub surviving the Merger as a wholly-owned subsidiary of Megalith (collectively, the “Merger”), our board of directors (“Board”) believes that there may not be sufficient time before November 30, 2020 to complete the Merger. The Company expects the Merger to close in the fourth quarter of 2020. Accordingly, the Board believes that in order to be able to consummate the Merger or another business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in this prospective investment. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815), initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

Holders (“public stockholders”) of shares of our Class A common stock (“public shares”) issued in our IPO may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining public stockholders will retain their right to redeem their public shares when the proposed initial business combination is submitted to stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Transfer Agent at least two business days prior to the Special Meeting (or November 20, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.04 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Special Meeting plus (ii) $0.04 for each public share that is not redeemed for each subsequent calendar month commencing on December 29, 2020, and two (2) business days prior to the end of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from November 30, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if the Company takes until March 1, 2021 to complete the Merger or another business combination, which would represent three calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $0.12 per share (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Contribution will be deposited in the Trust Account two (2) business days from the end of the prior calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the Merger, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.504 per share, in comparison to the current redemption amount of $10.384 per share (assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless we can complete the Merger by November 30, 2020, we will dissolve and liquidate in accordance with our charter. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.384 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on November 5, 2020 was $10.34. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension is not approved and we do not consummate an initial business combination by November 30, 2020, in accordance with our charter, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal.

Our Board has fixed the close of business on November 2, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

November 9, 2020	By Order of the Board of Directors

/s/ A.J. Dunklau
A.J. Dunklau
Chief Executive Officer and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the Special Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 24, 2020: This notice of meeting and the accompanying Proxy Statement, are available at https://www.cstproxy.com/megalithfinancial/sm2020.

MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 24, 2020

To the Stockholders of Megalith Financial Acquisition Corp.:

The special meeting (the “Special Meeting”) of stockholders of Megalith Financial Acquisition Corp. (“we,” “us,” “our,” “Megalith” or the “Company”) will be held at 11:30 a.m. Eastern Time on November 24, 2020 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/megalithfinancial/sm2020. The Special Meeting will be held solely for the following purposes, as more fully described in the proxy statement accompanying this notice:

•        a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from November 30, 2020, to March 1, 2021 (such date or later date, as applicable, the “Extended Date”) by further amending the Company’s amended and restated certificate of incorporation (the “charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”);

•        a proposal to further amend the Investment Management Trust Agreement, dated August 23, 2018, as amended, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer& Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) must be liquidated if the Company has not completed an initial business combination by November 30, 2020, to March 1, 2021 by further amending the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment Proposal”); and

•        a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal and the Trust Amendment Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete the proposed transaction (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated August 6, 2020 (the “Original Agreement”), by and among Megalith, BankMobile Technologies, Inc., a Pennsylvania corporation, and MFAC Merger Sub Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Megalith, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated November 2, 2020 (the “First Amendment,” and together with the Original Agreement, the “Merger Agreement”), by and among Megalith, Merger Sub, BankMobile, Customers Bank and Customers Bancorp, Inc. The Company expects the Merger to close in the fourth quarter of 2020. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

Our charter provides that we have until November 30, 2020 to complete a business combination. Our Board believes that there may not be sufficient time before November 30, 2020 to complete the Merger. Accordingly, the Board believes that in order to be able to consummate the Merger, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in this prospective investment.

The affirmative vote of the holders of at least 65% of outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal.

If the Extension Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.04 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Special Meeting plus (ii) $0.04 for each public share that is not redeemed for each subsequent calendar month commencing on December 29, 2020, and two (2) business days prior to the end of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from November 30, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if the Company takes until March 1, 2021 to complete the Merger or another business combination, which would represent three calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $0.12 per share (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Contribution will be deposited in the Trust Account two (2) business days from the end of the prior calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the Merger, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.504 per share, in comparison to the current redemption amount of $10.384 per share (assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless we can complete the Merger by November 30, 2020, we will dissolve and liquidate in accordance with our charter. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Holders (“public stockholders”) of shares of our Class A common stock (“public shares”) issued in our IPO may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining public stockholders will retain their right to redeem their public shares when the proposed initial business combination is submitted to stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 20, 2020). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension is not approved and we do not consummate an initial business combination by November 30, 2020, in accordance with our charter, we will cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares with the aggregate amount then on deposit in the Trust Account.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. Pursuant to the letter agreement, dated August 23, 2018, by and among the Company, MFA Investor Holdings LLC (our “Sponsor”), and certain individuals who are members of the Board and/or the Company’s management team, in the event of a liquidation of the Company, Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 4,232,222 shares of our Class B common stock (“Founder Shares”) that were issued to the Sponsor prior to our IPO.

Our Board has fixed the close of business on November 2, 2020 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 7,427,226 shares of Common Stock outstanding, including 3,195,004 shares of the Company’s Class A common stock issued in our IPO and 4,232,222 Founder Shares. The Company’s warrants do not have voting rights in connection with the Proposals.

This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated November 9, 2020, is first being mailed to stockholders on or about November 10, 2020.

Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

November 9, 2020	By Order of the Board of Directors

/s/ A.J. Dunklau
A.J. Dunklau
Chief Executive Officer and President

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

i

MEGALITH FINANCIAL ACQUISITION CORP.
535 5th Ave, 29th Floor
New York, New York 10017

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 24, 2020

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Megalith Financial Acquisition Corp. (the “Company”), for use at the special meeting of stockholders (the “Special Meeting”) to be held virtually on November 24, 2020, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed in Delaware on November 13, 2017, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On August 28, 2018, we consummated our initial public offering of 15,000,000 units (“IPO”), from which we derived gross proceeds of $150,000,000. Simultaneously with the consummation of the IPO, the Company consummated a private placement of an aggregate of 6,560,000 private placement warrants (“Placement Warrants”) generating gross proceeds of $6,560,000. On September 21, 2018, the underwriters of the IPO exercised their over-allotment option in part and purchased an additional 1,928,889 units generating additional gross proceeds of $19,288,890. On September 21, 2018, in connection with the underwriters’ partial exercise of the over-allotment option, the Company consummated a private placement of an additional 385,778 Placement Warrants generating gross proceeds of $385,778. A total of $170,981,779 was placed in the Trust Account (as defined below). Like most blank check companies, our amended and restated certificate of incorporation (“charter”) provides for the return of our IPO proceeds held in trust to the holders (“public stockholders”) of shares of Class A common stock sold in our IPO (“public shares”) if there is no qualifying business combination(s) consummated on or before a certain date (in our case by November 30, 2020). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date (as defined below) in order to allow us more time to complete our initial business combination. In addition, we are proposing to amend the Investment Management Trust Agreement, dated August 23, 2018, as amended (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Transfer Agent” or “Continental”) to extend the date on which the trust account established in connection with the IPO (the “Trust Account”) must be liquidated if the Company has not completed an initial business combination by a certain date.

What is being voted on?	You are being asked to vote on:

•   a proposal to extend the date by which the Company must consummate an initial business combination (the “Extension”) from November 30, 2020, to March 1, 2021 (the “Extended Date”) by further amending the Company’s charter in the form set forth in Annex A (the “Extension Amendment Proposal”);

•   a proposal to further amend the Trust Agreement to extend the date on which the Trust Account must be liquidated if the Company has not completed an initial business combination by November 30, 2020, to the Extended Date by further amending (the “Trust Amendment”) the Trust Agreement in the form set forth in Annex B (the “Trust Amendment Proposal”); and

•   a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve either the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Proposal and the Trust Amendment Proposal, the “Proposals”).

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides for the return of our IPO proceeds held in the Trust Account to the public stockholders if there is no qualifying business combination(s) consummated by November 30, 2020. Our charter would be amended in the form attached as Annex A to extend the date by which we must consummate an initial business combination by November 30, 2020, to the Extended Date.

Our Board believes that it is in the best interests of our stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Merger or another business combination. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we must complete an initial business combination.

The purpose of the Extension Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Merger pursuant to the Merger Agreement or another business combination

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the Merger or another business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Merger or another business combination is approved and completed or we have not consummated the Merger or another business combination by the Extended Date.

Public stockholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the Trust Agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 2,713,714 of our public shares) following the completion of the Extension (not including the Contribution).

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $33,179,213.41 that was in the Trust Account as of November 5, 2020. In such event, we will need to obtain additional funds to complete the Merger or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Why should I vote “FOR” the Extension Amendment Proposal?

The Board believes that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Merger or another business combination.    Accordingly, the Board is proposing the Extension Amendment Proposal to extend the date by which we must consummate an initial business combination from November 30, 2020, to the Extended Date and to allow for the Election.

In connection with the stockholder vote on the Extension Amendment Proposal, public stockholders may elect to redeem all of their public shares for the Per-Share Redemption Price, subject to the limitations set forth in our charter, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal. If the Extension is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the Merger or another initial business combination is submitted to stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Merger or another initial business combination by the Extended Date.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal.
Why is the Company proposing the Trust Amendment Proposal?

The Trust Agreement provides the Trust Account must be liquidated if the Company has not completed an initial business combination by November 30, 2020. Pursuant to the Trust Amendment Proposal, the Trust Agreement would be amended in the form set forth in Annex B to extend the date by which the Company must liquidate the Trust Account from November 30, 2020, to the Extended Date. The approval of the Trust Amendment Proposal is a condition to the completion of the Extension.

Why should I vote “FOR” the Trust Amendment Proposal?

As discussed above, the Board believes that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Merger or another business combination as an attractive investment with an opportunity to consider such transaction. The implementation of such Extension requires the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation. If the public stockholders do not elect to redeem their public shares in connection with the Extension Amendment Proposal, such holders will retain redemption rights in connection with any initial business combination we propose. Assuming the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, we will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.
What are the conditions to completing the Extension?

In order to complete the Extension, both the Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the stockholders of the Company. In addition, we will not proceed with the Extension if we have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 2,713,714 of our public shares) following the completion of the Extension (not including the Contribution). Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board may decide to abandon the Extension before it is implemented and without any further action by our stockholders.

Why should I vote “FOR” the Adjournment Proposal?

In order to complete the Extension, stockholders must approve the Extension Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal, if adopted by stockholders, will enable the Company to adjourn the Special Meeting to a later date or dates to permit further solicitation of stockholders to approve the Extension Amendment Proposal and the Trust Amendment Proposal to enable the Company to complete the Extension.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.04 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Special Meeting plus (ii) $0.04 for each public share that is not redeemed for each subsequent calendar month commencing on December 29, 2020, and two (2) business days prior to the end of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination from November 30, 2020 until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if the Company takes until March 1, 2021 to complete the Merger or another business combination, which would represent three calendar months, our sponsor or its designees would make aggregate maximum Contributions of approximately $0.12 per share (assuming no public shares were redeemed). Assuming the Extension Amendment Proposal is approved, the Initial Contribution will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Contribution will be deposited in the Trust Account two (2) business days from the end of the prior calendar month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through the Extended Date to complete the Merger, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.504 per share, in comparison to the current redemption amount of $10.384 per share (assuming no public shares were redeemed). The Contributions are conditioned upon the implementation of the Extension Amendment Proposal. The Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless we can complete the Merger by November 30, 2020, we will dissolve and liquidate in accordance with our charter. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

What vote is required to adopt the Extension Amendment Proposal?

Pursuant to our charter, approval of the Extension Amendment Proposal will require the affirmative vote of the holders of at least 65% of the outstanding shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), voting as a single class, on the record date. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What vote is required to adopt the Trust Amendment Proposal?

Pursuant to our charter, approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date.

What vote is required to adopt the Adjournment Proposal?

Pursuant to our bylaws, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting.

How do the Company insiders intend to vote their shares?

All of MFA Investor Holdings LLC (our “Sponsor”), our directors, our officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. Currently, our Sponsor, directors, and officers own approximately 57% of our issued and outstanding shares of Common Stock, including all 4,232,222 shares of our Class B common Stock (the “Founder Shares”). Our Sponsor, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Amendment Proposal. Any public shares held by or subsequently purchased by affiliates may be voted in favor of the Extension Amendment Proposal and the Trust Amendment Proposal.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

Unless the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Extension will not be completed.

Our charter provides that we will have until November 30, 2020 to complete our initial business combination. If we are unable to complete our initial business combination by November 30, 2020, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, payable in cash, equal to the Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by November 30, 2020.

Our Sponsor, directors and officers have entered into a letter agreement with us, dated August 28, 2018, pursuant to which they waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial business combination before May 28, 2020. However, if our Sponsor, directors or officers acquired public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we fail to complete our initial business combination by November 30, 2020.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the public stockholders that have made the Election their respective portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date. We will not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (not including the Contribution).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Company’s Common Stock held by the our Sponsor, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $33,179,213.41 that was in the Trust Account as of November 5, 2020. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is completed, we will continue to attempt to consummate the Merger or another initial business combination until the Extended Date. The public warrants will remain outstanding in accordance with their terms.

Who can vote at the Special Meeting?

Only holders of record of our Common Stock at the close of business on November 2, 2020 (the “record date”), are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 7,427,226 shares of our Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record and these proxy materials, including a proxy card, were sent to you directly by the Company. As a stockholder of record, you may vote in person online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Those instructions are contained in a “voting instruction form.” You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What is a quorum requirement?

A quorum is necessary to hold a valid meeting of stockholders. The presence, in person online or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting in accordance with our Bylaws. As of the record date for the Special Meeting, 3,713,614 shares of our Common Stock would be required to achieve a quorum.

How do I vote?

Stockholder of Record:    If you are a stockholder of record, there are two ways to vote:

•   In person online:    You may vote in person online at the Special Meeting. The Company will provide instructions during the Special Meeting.

•   By Mail:    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Beneficial Owner:    If you are a beneficial owner of shares held in “street name,” there are two ways to vote:

•   In person online:    If you are a beneficial owner of shares held in street name and you wish to vote in person online at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. The Company will provide instructions during the Special Meeting.

•   By Mail:    You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted.

What is the proxy?

The vote by proxy card enables you to appoint each of Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, as your representatives at the Special Meeting. By voting by completing and returning the proxy card, you are authorizing these persons to vote your shares at the Special Meeting in accordance with your instructions. This way your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date just in case your plans change.

How do I change or revoke my vote?

You may revoke your proxy and change your vote at any time before the final vote on each Proposal at the Special Meeting. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a letter date, or by attending the Special Meeting and voting online if you are a stockholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, a written notice of revocation so that it is received by our Secretary prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must have available at the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as you instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. Each of the Proposals are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

How do I exercise my redemption rights?

In connection with the Extension Amendment Proposal, public stockholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, regardless of whether such public stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

To exercise your redemption rights, you must demand that the Company redeem your public shares. In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the Special Meeting or deliver your shares to Continental electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides that it does not want to redeem its public shares, such stockholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the Special Meeting not to redeem your public shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO, all of which would expire worthless if a business combination is not consummated. See the sections entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers” and “The Trust Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of Common Stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy Inc. a fee of $6,500. We will also reimburse Advantage Proxy Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy Inc., toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com.

You may also contact us at: Megalith Financial Acquisition Corp. c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, NY 10105

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to consummate the Merger. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

We are a blank check company incorporated as a Delaware corporation on November 13, 2017 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our initial business combination. We have generated no operating revenues to date and we will not generate operating revenues until we consummate our initial business combination.

Since our IPO, we have concentrated our search on companies in the financial services industry or businesses providing technological services to the financial industry, commonly known as fintech businesses. We have employed a pro-active acquisition strategy focused on identifying potential business combination targets within both the fintech and financial services industries that are fundamentally sound, but where we believe we can be a catalyst to accelerating growth. Our acquisition strategy seeks to capitalize on the significant financial services, financial technology, banking, M&A, operational expertise, and contacts of both our management team and our board. Our management team’s ability to add value from both an operating and a financing perspective has been a key driver of past performance and we believe will continue to be central to its differentiated acquisition strategy. We believe that the long track record of our Executive Chairman in leading publicly traded companies, as well as the track records of the other members of our management team, is a key differentiator for potential combination targets. We also believe that the past experiences of our management team and board in successfully building and scaling multiple businesses that grew into multi-billion dollar companies is another key differentiator that will be viewed favorably by potential business combination targets. We believe that our management team is a unique combination of investors and executive operators that are well positioned to identify acquisition opportunities through their relationships in the fintech, financial services, and banking industries, with private equity and venture capital firms, with management teams in the fintech, financial services, and banking industries, and with investment bankers who we believe are likely to provide us with potential combination targets.

We believe the financial services industry has experienced significant amount of changes over the last several years as new companies providing technology, software, and digital platforms have entered the market. According to a report by KPMG, there was over $135 billion invested in global fintech companies in 2019 alone. Fintech companies exist across many industries within financial services, including banking technology, payment and financial transaction processing, capital markets, wealth management, insurance, and financial management systems.

We believe that fintech companies have proven to be successful with multiple business models and strategic objectives. The objective of fintech companies can range from improving the efficiency of traditional financial services companies, to introducing new products and creating new markets, to those focused on disrupting traditional financial services companies with competitive products.

Our management team believes the financial services industry is evolving at a rapid pace due to the entrance of technology focused service providers, and we believe that there are attractive opportunities to acquire and merge with either rapidly growing fintech companies, or traditional financial services companies that are at a strategic inflection point. Among the fintech businesses, we are intent on identifying companies with disruptive technology that has allowed them to grow quickly and that we believe are positioned to sustain a robust growth trajectory through the addition of new capital, access to public markets, operational or strategic expertise. Among the traditional financial services companies, we are seeking combination targets that have new or evolving opportunities to respond to changes in the market place through the addition of new capital, access to public markets, operational or strategic expertise.

There are currently 7,427,226 shares of Common Stock issued and outstanding, consisting of 3,195,004 shares of Class A common stock and 4,232,222 Class B common stock , or Founders Shares. Each Founder Share is convertible into one share of Class A common stock. We also issued warrants to purchase 16,928,889 shares of our Class A common stock as part of the units issued in our IPO. Such warrants are exercisable for one share of Class A common stock at $11.50 per share and become exercisable 30 days after the completion of an initial business combination. Such warrants are redeemable at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Class A common stock equals or exceeds $24.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. Such warrants will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation.

Simultaneously with the consummation of the IPO, our Sponsor and the representative of the underwriters in the IPO, Chardan Capital Markets, LLC (“Chardan”), purchased an aggregate of 6,560,000 Placement Warrants at a price of $1.00 per warrant in a private placement. 5,810,000 Placement Warrants were purchased by our Sponsor and 750,000 Placement Warrants were purchased by Chardan. In connection with the underwriters’ partial exercise of over-allotment option, our Sponsor purchased an additional 385,778 Placement Warrants. Each Placement Warrant entitles its holder to purchase one share of our Class A common stock at an exercise price of $11.50 per share. If we do not complete a business combination within the applicable time period, the Placement Warrants will expire worthless. The Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. In addition, for as long as the Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for the IPO. The Sponsor, Chardan and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Placement Warrants until 30 days after the completion of an initial business combination.

A total of $170,981,779, (or $10.10 per unit sold in our IPO) comprised of $164,036,001 of the proceeds from the IPO (including the over-allotment units) and $6,945,778 of the proceeds of the sale of the Placement Warrants, was placed in the Trust Account maintained by Continental, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On May 26, 2020, we held a special meeting of stockholders. At such meeting, our stockholders approved, among others, an amendment to our charter to extend the date by which we must consummate a business combination from May 28, 2020 to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for a business combination by August 28, 2020). In connection with such special meeting, 13,733,885 shares of Class A common stock were redeemed.

On August 6, 2020, we entered into the Original Agreement and on November 2, 2020, we entered into the First Amendment. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Merger. The Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another business combination. The Company expects the Merger to close in the fourth quarter of 2020. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. If we fail to complete our initial business combination on or before November 30, 2020, we would be precluded from completing the Merger or another business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Merger or another business combination. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

The amount of cash held outside the Trust Account was approximately $599,156 at June 30, 2020. In addition, interest income on the funds held in the Trust Account may be released to us to pay our franchise and income tax obligations. As of November 5, 2020, approximately $33,179,213.41 was in the Trust Account. The mailing address of the Company’s principal executive office is 535 5th Ave, 29th Floor, New York, New York 10017.

You are not being asked to vote on the Merger or another proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on the Merger or another proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Merger or another business combination is approved and completed or we have not consummated the Merger or another business combination by the Extended Date.

THE SPECIAL MEETING

We are furnishing this Proxy Statement to you, as a stockholder of Megalith Acquisition Corp., as part of our solicitation of proxies by our Board for use at our Special Meeting to be held virtually on November 24, 2020, or any adjournment(s) or postponement(s) thereof.

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting of the Company’s stockholders will be held at 11:30 a.m. Eastern Time on November 24, 2020 as a virtual meeting. You will be able to attend, vote your shares, and submit question during the Special Meeting via a live webcast available at https://www.cstproxy.com/megalithfinancial/sm2020. You are cordially invited to attend the Special Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

1.      The Extension Amendment Proposal;

2.      The Trust Amendment Proposal; and

3.      The Adjournment Proposal.

Record Date, Voting and Quorum

You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Common Stock at the close of business on November 2, 2020, the record date for the Special Meeting.

There are currently 7,427,226 shares of Common Stock issued and outstanding, consisting of 3,195,004 shares of Class A common stock and 4,232,222 Class B common stock , or Founders Shares. Each Founder Share is convertible into one share of Class A common stock. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

The presence, in person or by proxy, at the Special Meeting by holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the Special Meeting.

Votes Required

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting in person online or by proxy.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do the above, you will designate each of Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, to act as your proxies at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them on the proxy card with respect to the Proposals. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Special Meeting.

Alternatively, you can vote your shares in person online at the Special Meeting. You will be given instructions during the Special Meeting.

A special note for those who plan to attend the Special Meeting and vote in person online: if your shares are held in the name of a broker, bank or other nominee, you must have available a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Advantage Proxy Inc., toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by either (i) delivering to the Company’s Secretary at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, a written notice of revocation so that it is received by our Secretary prior to the Special Meeting, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Special Meeting virtually and voting online.

Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Solicitation of Proxies; Expenses.

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Advantage Proxy Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy, toll free at (877) 870-8565 or collect at (206) 870-8565 or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee of $6,500 and expenses, for its services in connection with the Special Meeting.

PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate an initial business combination from November 30, 2020, to March 1, 2021 by further amending the Company’s charter.

As previously announced, we entered into the Original Agreement on August 6, 2020 and the First Amendment on November 2, 2020. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Merger. The Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another business combination. The Company expects the Merger to close in the fourth quarter of 2020. Accordingly, the Board believes that in order to be able to consummate the Merger or another business combination, we will need to obtain the Extension. If we fail to complete an initial business combination on or before November 30, 2020, we would be precluded from completing our initial business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) in connection with the Merger, initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which is discussed below, are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 30, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and the charter provide that the Company must consummate an initial business combination by November 30, 2020. While we have entered into the Merger Agreement, our Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger. Accordingly, the Board believes that in order to be able to consummate the Merger or another business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in this prospective investment. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) in connection with the Merger, initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our stockholders, and because we will not be able to conclude the Merger or another business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond November 30, 2020 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Merger or another proposed initial business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, including the Merger, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal, which is discussed below, are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Merger or another initial business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension in not completed and we have not consummated the Merger or another business combination by November 30, 2020, we will automatically wind up, dissolve and liquidate starting on November 30, 2020.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete the Merger or another business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Merger or another business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Extension Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $33,179,213.41 that was in the Trust Account as of November 5, 2020. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 2,713,714 of our public shares) following approval of the Extension Amendment Proposal (not including the Contribution).

If the Extension Amendment Proposal is approved and the Extension is completed but the Company does not consummate the Merger or an initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

You are not being asked to vote on the Merger or anther proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Merger or another proposed initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Merger or an initial business combination is approved and completed or we have not consummated the Merger or another initial business combination by the Extended Date.

The Board’s Reasons for the Extension Amendment Proposal

Our IPO prospectus and charter provide that the Company has until November 30, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. As previously announced, we entered into the Original Agreement on August 6, 2020 and the First Amendment on November 2, 2020. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Merger. The Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another business combination. The Company expects the Merger to close in the fourth quarter of 2020. Accordingly, the Board believes that in order to be able to consummate the Merger or another business combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete an initial business combination on or before November 30, 2020. If that were to occur, we would be precluded from completing our initial business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) in connection with the Merger, initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO.

•        In order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of an initial business combination into private placement-equivalent warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•        The fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account on the liquidation date if less than $10.10 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less interest earned on the Trust Account and withdrawn to pay taxes, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses). You will be able to redeem your public shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated the Merger or another initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on November 20, 2020 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using the Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on November 20, 2020 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on November 20, 2020 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Continental will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.384 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on November 5, 2020 was $10.34.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on November 20, 2020 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations with Respect to Redemption

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Taxation of Class A Common Stock Held Through Foreign Accounts

A 30% withholding tax applies with respect to certain payments on our Class A common stock in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country or future Treasury Regulations may modify these requirements.

Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Our Sponsor and all of our directors, officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,232,222 shares of Common Stock, representing approximately 57% of the Company’s issued and outstanding shares of Common Stock.

In addition, our Sponsor, directors, officers and their affiliates may choose to buy units or Class A common stock in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares of Class A common stock for a pro rata portion of the Trust Account.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE TRUST AMENDMENT PROPOSAL

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from November 30, 2020 to March 1, 2021. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement in Annex B, and which has been previously approved by both the Company and Continental.

As previously announced, we entered into the Merger Agreement on August 6, 2020 and the First Amendment on November 2, 2020. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Merger. The Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another business combination. The Company expects the Merger to close in the fourth quarter of 2020. Accordingly, the Board believes that in order to be able to consummate the Merger or another business combination, we will need to obtain the Extension. If we fail to complete an initial business combination on or before November 30, 2020, we would be precluded from completing our initial business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) in connection with the Merger, initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

Reasons for the Trust Amendment Proposal

Our IPO prospectus and the charter provide that the Company must consummate an initial business combination by November 30, 2020. While we have entered into the Merger Agreement, our Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another initial business combination. Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that the Merger or another initial business combination would be in the best interests of our stockholders, and because we believe that we will not be able to conclude the Merger or another business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond November 30, 2020 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Merger or another proposed initial business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, including the Merger, the circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Trust Amendment Proposal is Not Approved

The approval of both the Trust Amendment Proposal and the Extension Amendment Proposal, which is discussed above, are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Merger or another initial business combination. Therefore, our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve the Trust Amendment Proposal and the Extension Amendment Proposal.

If the Extension in not completed and we have not consummated the Merger or another business combination by November 30, 2020, we will automatically wind up, dissolve and liquidate starting on November 30, 2020.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Placement Warrants.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the Company will amend the Trust Agreement in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Merger or another business combination by the Extended Date.

Notwithstanding stockholder approval of the Trust Amendment Proposal and the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Trust Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares the their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $33,179,213.41 that was in the Trust Account as of November 5, 2020. We will not proceed with the Extension if we have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than 2,713,714 of our public shares) following approval of the Extension Amendment Proposal (not including the Contribution).

Under the Trust Amendment Proposal, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

If the Trust Amendment Proposal is approved and the Extension is completed but the Company does not consummate an initial business combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the public shares at the Per-Share Redemption Price, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above, to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed the Merger or another initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Merger or an initial business combination is approved and completed or we have not consummated the Merger or another initial business combination by the Extended Date.

The Board’s Reasons for the Trust Amendment Proposal

Our IPO prospectus and charter provide that the Company has until November 30, 2020 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. While we have entered into the Merger Agreement, our Board currently believes that there may not be sufficient time before November 30, 2020 to complete the Merger or another initial business combination. We believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public stockholders an opportunity to consider the Merger or another business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond November 30, 2020 to the Extended Date. For more information about the Merger, see the preliminary proxy statement in connection with the Merger, initially filed with the SEC on September 21, 2020, and the registration statement on Form S-4 (File No. 333-249815) in connection with the Merger, initially filed with the SEC on November 3, 2020, each as may be amended and supplemented from time to time.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        (i) 4,232,222 Founder Shares (the initial 4,312,500 Founder Shares were purchased for $25,000; however, 80,278 Founder Shares were forfeited by our Sponsor in connection with the partial exercise of the underwriters’ over-allotment option in the IPO), (ii) 5,810,000 Placement Warrants (purchased for approximately $5.8 million), and (iii) 385,778 additional Placement Warrants purchased by our Sponsor in connection with the underwriters’ partial exercise of over-allotment option in the IPO.

•        In order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or the Company’s directors or officers may, but are not obligated to make Working Capital Loans. Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of notes may be redeemed upon consummation of an initial business combination into private placement-equivalent warrants at a price of $1.00 per warrant. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

•        The fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account on the liquidation date if less than $10.10 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less interest earned on the Trust Account and withdrawn to pay taxes, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Common Stock, voting as a single class, on the record date. Abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the Trust Amendment Proposal.

Our Sponsor and all of our directors, officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,232,222 shares of Common Stock, representing approximately 57% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Company’s Sponsor, directors, officers and their affiliates may choose to buy units or Class A common stock in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares of Class A common stock for a pro rata portion of the Trust Account.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of shares of Common Stock present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal are insufficient to approve the Extension or the Trust Amendment, as applicable, the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the other Proposals discussed in this Proxy Statement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Required Vote

The affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting is required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

OTHER INFORMATION

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of our shares of Common Stock as of November 5, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 3,195,004 shares of Class A Common Stock and 4,232,222 Class B Common Stock outstanding as of November 5, 2020. Voting power represents the combined voting power of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class. Currently, all of the Class B Common Stock are convertible into Class A Common Stock on a one-for-one basis. The table below does not include the Class A Common Stock underlying the Placement Warrants held or to be held by our officers or Sponsor because these securities are not exercisable within sixty (60) days of this Proxy Statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock	Approximate Percentage of Outstanding Common Stock
MFA Investor Holdings LLC(3)	—	—	4,232,222	100%	57.0%
Jay S. Sidhu(3)	—	—	4,232,222	100%	57.0%
Sam S. Sidhu(3)	—	—	—	—	—
A.J. Dunklau(3)	—	—	—	—	—
Philip Watkins(3)	—	—	—	—	—
Bhanu Choudhrie(3)	—	—	4,232,222	100%	57.0%
Raj Date(3)	—	—	—	—	—
Eric Frank(3)	—	—	—	—	—
Chad Hurley(3)	—	—	—	—	—
Kuldeep Malkani(3)	—	—	—	—	—
All executive officers and directors as a group (9 individuals)	—	—	4,232,222	100%	57.0%
OxFORD Asset Management LLP(4)	971,487	30.4%	—	—	13.1%
Millennium Management LLC(5)	290,000	9.1%	—	—	3.9%
Glazer Capital, LLC(6)	500,000	15.6%	—	—	6.7%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 535 5th Ave, 29th Floor, New York, NY, 10017.

(2)      Interests shown consist solely of Founder Shares, classified as Class B common stock. Such shares will convert into Class A Common Stock on a one-for-one basis, subject to adjustment.

(3)      Our Sponsor is the record holder of such shares. Jay S. Sidhu, our Executive Chairman, and Bhanu Choudhrie, one of our directors, are the managing members of our sponsor and have voting and investment discretion with respect to the Class B Common Stock held by our Sponsor. As such, they may be deemed to have beneficial ownership of the Class B Common

Stock held directly by our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Excludes 300,000 founders shares subject to vesting and forfeiture unless the stock price reaches $15 per share for 20 out of 30 days.

(4)      According to a Schedule 13G filed with the SEC on February 13, 2020, OxFORD serves as investment adviser to OxAM Quant Fund Limited. The address of the principal business office of the reporting person is OxAM House, 6 George Street, Oxford, United Kingdom, OX1 2BW.

(5)      According to a Schedule 13G/A filed with the SEC on June 6, 2020, a Schedule 13G filed with the SEC on June 3, 2020, a Current Report on Form 3 filed with the SEC on May 26, 2020 and a Current Report on Form 4 filed with the SEC on June 5, 2020, Integrated Core Strategies (US) LLC (“Integrated Core Strategies”) beneficially owned 290,000 shares. Millennium Management LLC (“Millennium Management”) is the general partner of the managing member of Integrated Core Strategies. Millennium Group Management LLC (“Millennium Group Management”) is the managing member of Millennium Management. The managing member of Millennium Group Management is a trust of which Israel A. Englander currently serves as the sole voting trustee. The address of the principal business office of the reporting person is 666 Fifth Avenue, New York, New York 10103.

(6)      Pursuant to a Schedule 13G filed with the SEC on March 27, 2020 by Glazer Capital LLC and a Current Report on Form 4 filed with the SEC on June 4, 2020 by Glazer Capital LLC, the securities disclosed herein are held by certain funds and accounts to which Glazer Capital, LLC, a Delaware limited liability company, serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, LLC.

Certain Relationships and Related Transactions, and Director Independence

In November 2017, we issued an aggregate of 4,312,500 Founder Shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.006 per share. In September 2018, 80,278 Founder Shares were forfeited by our Sponsor in connection with partial exercise of the underwriters’ over-allotment option. The Founder Shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor and Chardan purchased an aggregate of 6,560,000 Placement Warrants at a price of $1.00 per warrant in a private placement that closed simultaneously with the closing of our IPO. 5,810,000 Placement Warrants were purchased by our Sponsor and 750,000 Placement Warrants were purchased by Chardan. In connection with the underwriters’ partial exercise of over-allotment option, our Sponsor purchased an additional 385,778 Placement Warrants. Our Sponsor and Chardan are permitted to transfer the Placement Warrants held by them to certain permitted transferees, including our and the underwriter’s officers and directors and other persons or entities affiliated with or related to them, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as the sponsor. Otherwise, these warrants will not, subject to certain limited exceptions, be transferable or saleable until 30 days after the completion of our initial business combination. The Placement Warrants are non-redeemable so long as they are held by our Sponsor, Chardan or their permitted transferees. The Placement Warrants may also be exercised by the Sponsor, Chardan and their permitted transferees for cash or on a cashless basis. In addition, for as long as the Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement filed in connection with our IPO. Otherwise, the Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the units in our IPO, including as to exercise price, exercisability and exercise period.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Since August 2018, we have agreed to pay an entity affiliated with our Sponsor, a total of $2,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

We have been paying Christopher & Waverly, Inc., an entity wholly owned by our President, a fee of approximately $16,667 per month following the consummation of our initial offering until the earlier of the consummation of our initial business combination or our liquidation. We also paid a bonus of $78,000 upon successful completion of our IPO.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our IPO, our Sponsor agreed to loan us up to $300,000 for a portion of the expenses of our IPO. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2018 or the closing of our IPO. The Company fully repaid these amounts to the Sponsor in September 2018.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Placement Warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Placement Warrants, the warrants issuable upon conversion of Working Capital Loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2021 annual meeting of stockholders, you need to provide it to the Company in a reasonable time before we print and send our proxy materials for our 2021 annual meeting of stockholders. Stockholder proposals for the 2021 annual meeting of stockholders must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to the year 2021 annual meeting of stockholders.

Our bylaws provide notice procedures for stockholders to propose business to be considered by stockholders at a meeting. Notice of a proposal must be delivered to us (i) in the case of an annual meeting (or special meeting in the case of proposed business to be considered), not later than the close of business on the 90th day nor earlier than the close of business (or open of business in the case of proposed business to be considered) on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as. Accordingly, for our 2021 annual meeting of stockholders, assuming the meeting is held on or about May 26, 2021, notice of a nomination or proposal must be delivered to us no later than February 25, 2021 and no earlier than January 26, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved, there will be no annual meeting of stockholders in 2021.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth above.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at Megalith Financial Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or (212) 370-1300, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy Inc.
PO Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206)870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Megalith Financial Acquisition Corp.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
(212) 370-1300

If you are a stockholder of the Company and would like to request documents, please do so by November 19, 2020, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEGALITH FINANCIAL ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

1.      The undersigned, being a duly authorized officer of MEGALITH FINANCIAL ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.      The name of the Corporation is Megalith Financial Acquisition Corp.

3.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 13, 2017, an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 23, 2018, and an amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 26, 2020.

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation (as amended).

5.      This Amendment to the Amended and Restated Certificate of Incorporation (as amended) was duly adopted by the affirmative vote of the holders of 65% of the Common Stock, voting as a single class, entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Section 9.1(b) of Article IX is hereby amended and restated in its entirety to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on July 20, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or prior to March 1, 2021 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination on or prior to March 1, 2021, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable

Annex A-1

in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination on or prior to March 1, 2021, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this ___ day of _____, 2020.

MEGALITH FINANCIAL ACQUISITION CORP.
By:
Name:	A.J. Dunklau
Title:	Chief Executive Officer and President

Annex A-2

ANNEX B

FORM OF AMENDMENT NO. 2 TO
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of               , 2020, by and between Megalith Financial Acquisition Corp., a Delaware corporation (the “Corporation”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, the Company’s registration statement on Form S-1, File No. 333-226270 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant, each warrant entitling the holder thereof to purchase one share of Common Stock (such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission;

WHEREAS, the Company entered into an Underwriting Agreement dated August 23, 2018 (the “Underwriting Agreement”) with Chardan Capital Markets, LLC, as representative (the “Representative”) of the several underwriters (the “Underwriters”) named therein;

WHEREAS, $169,288,890 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement), including the exercise in full of the Underwriters’ over-allotment option, were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Corporation and the holders of the Corporation’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of August 23, 2018, by and between the Corporation and the Trustee (the “Original Agreement”);

WHEREAS, at a special meeting of the Company’s stockholders held on May 26, 2020, the Company’s stockholders agreed to: (i) extend the date before which the Corporation must complete a business combination from May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Corporation has not completed a business combination from May 28, 2020, to August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020) (collectively, the “May Stockholder Approval”);

WHEREAS, pursuant to the May Stockholder Approval, the Original Agreement was amended by Amendment No. 1 to the Investment Management Trust Agreement, dated May 26, 2020 (the “First Amendment” and, together with the Original Agreement, the “Amended Agreement”), by and between the Corporation and the Trustee;

WHEREAS, the Corporation has sought the further approval of its stockholders at a special meeting of its stockholders to: (i) extend the date before which the Corporation must complete a business combination from August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020), to March 1, 2021 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Corporation has not completed a business combination from August 28, 2020 (or November 30, 2020 if the Company has executed a definitive agreement for an initial business combination by August 28, 2020), to March 1, 2021 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Corporation’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Amended Agreement to, among other things, reflect amendments to the Amended Agreement contemplated by the Trust Amendment.

Annex B-1

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement. Section 1(i) of the Amended Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (and in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit B, less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), or March 1, 2021 (the “Trust Amendment”). If a Termination Letter has not been received by the Trustee prior to such date, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account.”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Corporation or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Amended Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby cancelled and terminated.

[Signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
	Name:	Francis Wolf
	Title:	Vice President
Megalith Financial Acquisition Corp.
By:
	Name:	A.J. Dunklau
	Title:	Chief Executive Officer and President

Annex B-3

MEGALITH FINANCIAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

November 24, 2020

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated November 9, 2020, in connection with the Special Meeting of stockholders to be held at 11:30 a.m. Eastern Time on November 24, 2020 as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoint Samvir S. Sidhu, a director, and A.J. Dunklau, our Chief Executive Officer and President, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on November 24, 2020:

This notice of meeting and the accompanying Proxy Statement, are available at: https://www.cstproxy.com/megalithfinancial/sm2020.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3.	Please mark votes as indicated in this example	☒
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation (as amended) to extend the date that the Company has to consummate a business combination from November 30, 2020, to March 1, 2021 or such earlier date as determined by the Board.

	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Investment Management Trust Agreement, dated August 23, 2018, as amended, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed a business combination from November 30, 2020 to March 1, 2021.

	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and/or Proposal 2.

	☐	☐	☐
Date: ____________________________________, 2020

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.